AMENDMENT AND WAIVER AGREEMENT



         THIS AMENDMENT AND WAIVER AGREEMENT (this "Agreement"), dated as of March 29, 1996, is entered into among LADD Furniture, Inc. (the "Company"), NationsBank, N.A. f/k/a NationsBank, N.A. (Carolinas) f/k/a NationsBank of North Carolina, N.A., as Agent (the "Agent"), the guarantors identified as such on the signature pages attached hereto (the "Guarantors"), and the banks identified as such on the signature pages hereto (the "Banks"). Terms used but not otherwise defined herein shall have the meanings provided in the Credit Agreement (as defined below).

                                    RECITALS

         A. The Company, the Guarantors, the Banks and the Agent entered into that certain Amended and Restated Credit Agreement dated as of October 19, 1994, that certain First Amendment to Amended and Restated Credit Agreement dated as of February 16, 1995, that certain Second Amendment to Amended and Restated Credit Agreement dated as of March 30, 1995 and that certain Third Amendment to Amended and Restated Credit Agreement (the "Third Amendment") dated as of August 15, 1995 (collectively, the "Credit Agreement").

         B. The Company has informed the Agent that an Event of Default may exist under the terms of the Credit Agreement due to the Company's failure to be in compliance with Section 8.12 of the Credit Agreement for the Quarterly Date ending closest to March 31, 1996 (the "March 31 Financial Covenant Default").

         C. Pursuant to the terms of the Third Amendment, the Company and the other Obligors (i) executed and delivered certain security agreements, pledge agreements and UCC financing statements that were placed into escrow and (ii) agreed, if the Term Loan was not reduced to $35,000,000 or less prior to March 31, 1996, to (a) allow the release of the documents set forth in (i) above and
(b) pledge to the Banks all of their interests in real estate, in each case to secure their obligations under the Credit Agreement and the other Basic Documents.

         D. The Company has entered into a proposal letter with NationsBank, N.A. (South) and Fleet Capital Corporation the terms of which would provide new financing to the Obligors to enable them to pay the Loans under the Credit Agreement in full.

         E. The Company has requested that the Banks (i) waive their right to enforce any of their rights and remedies under the Credit Agreement with respect to the March 31 Financial Covenant Default and (ii) postpone the requirement that the Obligors pledge their interests in real estate to the Banks.

         F. The Company has leased equipment and other property (together with all accessories, parts, repairs, replacements, substitutions, attachments, modifications, additions, improvements, upgrades and accessions of, to or upon said property, and all proceeds, including insurance proceeds, thereof and therefrom, the "Leased Equipment") pursuant to certain Equipment Leasing Agreements (together with any similar agreements executed subsequent to the date of this Agreement, the "Equipment Leasing Agreements") with BOT Financial Corporation ("BOT") and Unionbanc Leasing Corporation ("Unionbanc") and has requested that the Banks acknowledge that (i) to the extent the Equipment Leasing Agreements constitute leases of the Leased Equipment, the Company does not have any ownership interest in the Leased Equipment and, therefore, the Banks do not, and upon the fulfillment of the actions contemplated by paragraph 2(a) this Agreement will not, have a security interest in such Leased Equipment,
(ii) to the extent the Equipment Leasing Agreements constitute financings secured by the Leased Equipment, any security interest that the Banks may now or hereafter have in such Leased Equipment or any part thereof is and will be junior and subordinated as to priority to that of BOT and Unionbanc, as applicable, and (iii) in the event of any default by the Company under any of the Equipment Leasing Agreements, BOT or Unionbanc, as applicable, may exercise any and all of its remedies under said Equipment Leasing Agreements, or at law, in equity or in bankruptcy, including the right to repossess and dispose of the Leased Equipment, without notice to, or the consent of, the Banks or the Agent.

         G. The Banks have agreed to execute and deliver this Agreement on the terms and conditions set forth herein.

                                    AGREEMENT

         NOW,  THEREFORE,  IN  CONSIDERATION  of the premises and other good and
valuable  consideration,   the  receipt  and  sufficiency  of  which  is  hereby
acknowledged, the parties hereto agree as follows:

         1. Consent and Waiver. Subject to the provisions hereof, the Banks hereby waive the rights and remedies which the Banks would otherwise have with respect to the March 31 Financial Covenant Default. This is a limited one-time waiver and does not (a) modify or amend Section 8.12 of the Credit Agreement,
(b) allow the Company to be in violation of Section 8.12 of the Credit Agreement for any other Quarterly Date or (c) constitute a waiver of any other Default or Event of Default that otherwise may exist under the terms of the Credit Agreement.

         2.  Covenants and Agreements.

                  (a) Each Obligor agrees that, (i) pursuant to that Escrow Agreement dated as of September 12, 1995 (the "Escrow Agreement") among the Company, the Agent, the Guarantors identified as such on the signature pages thereto and

         NationsBank, N.A. f/k/a NationsBank, N.A. (Carolinas), as escrow agent (the "Escrow Agent"), instructions shall be given to the Escrow Agent to deliver and release the Escrow Documents (as defined in the Escrow Agreement) to the Agent on March 31, 1996 (or the first Business Day thereafter), (ii) the Agent will file those Escrow Documents that consist of UCC financing statements in the appropriate filing offices,
         (iii) each Obligor will execute and deliver to the Agent all other documents and take all further action as the Agent shall reasonably request in order to grant a perfected lien to the Banks in all of the personal property assets of each Obligor including all stock of any Subsidiaries of any Obligor and (iv) any fees and expenses incurred in connection with the foregoing shall be for the account of the Company.

                  (b) Notwithstanding the provisions of the Third Amendment, the Banks agree that the Obligors shall not be required, at this time, to pledge their interests in real estate to the Banks to secure their obligations under the Credit Agreement and the other Basic Documents. If, however, by May 15, 1996, the Obligors have not repaid the Loans in full and satisfied all of their obligations under or with respect to the Credit Agreement and the other Basic Documents, then each Obligor shall within 30 days after requested (i) execute and deliver to the Agent mortgages, deeds of trusts, deeds to secure debt or such other documents as are necessary to provide the Banks with a perfected lien on each parcel of real estate owned by such Obligor, (ii) execute and deliver to the Agent (to the extent permitted) leasehold mortgages on all material real property leased by such Obligor, (iii) provide such appraisals, environmental reports, title insurance and other documents or information regarding its real property as reasonably requested by the Agent and (iv) assist in obtaining legal opinions from local counsel in each state where the real property of such Obligor is located as to the enforceability of such mortgage documents. It is understood that failure of the Agent and the Banks to timely obtain
         (i), (ii), (iii) and (iv) above shall constitute an Event of Default.

         3. Acknowledgement. The Banks acknowledge that (i) to the extent the Equipment Leasing Agreements constitute leases of the Leased Equipment, the Company does not have any ownership interest in the Leased Equipment and, therefore, the Banks do not, and upon the fulfillment of the actions contemplated by paragraph 2(a) of this Agreement will not, have a security interest in such Leased Equipment, (ii) to the extent the Equipment Leasing Agreements constitute financings secured by the Leased Equipment, any security interest that the Banks may now or hereafter have in such Leased Equipment or any part thereof is and will be junior and subordinated as to priority to that of BOT and Unionbanc, as applicable, and (iii) in the event of any default by the Company under any of the Equipment Leasing

Agreements, BOT or Unionbanc, as applicable, may exercise any and all of its remedies under said Equipment Leasing Agreements, or at law, in equity or in bankruptcy, including the right to repossess and dispose of the Leased Equipment, without notice to, or the consent of, the Banks or the Agent. The Banks (A) authorize the Agent to acknowledge in writing to BOT and Unionbanc, as applicable, the terms of this paragraph 3 and (B) agree that the Agent may execute and deliver all further instruments and documents and take such further reasonable action that may be necessary to carry out the intent of this paragraph.

         4. Condition Precedent. This Agreement shall not be effective until the Agent has received copies of this Agreement duly executed by the Obligors and the Majority Banks.

         5. Liens. The Company and the Guarantors, as applicable, affirm the liens and security interests created and granted in the Credit Agreement and the other Basic Documents and agree that this Agreement shall in no manner adversely affect or impair such liens and security interests.

         6. Representations and Warranties. The Company hereby represents and warrants to the Banks and the Agent that (a) no Default or Event of Default exists and is continuing under the Credit Agreement except as is being waived pursuant to paragraph 1 above; (b) the Company has no claims, counterclaims, offsets, credits or defenses to the Basic Documents and the performance of its obligations thereunder, or if the Company has any such claims, counterclaims, offsets, credits or defenses to the Basic Documents or any transaction related to the Basic Documents, the same are hereby waived, relinquished and released in consideration of the Banks' execution and delivery of this Agreement; (c) since the date of the last financial statements of the Company delivered to the Banks, no material adverse change has occurred in the business, financial condition or prospects of the Company other than as previously disclosed to the Banks and (d) the Company has sold, and no longer has any ownership interest in, the Leased Equipment described in the Equipment Leasing Agreements, including, without limitation, the Leased Equipment described on Schedules A1 and A2 hereto.

         7. Acknowledgment of Guarantors. The Guarantors acknowledge and consent to all of the terms and conditions of this Agreement and agree that this Agreement and all documents executed in connection herewith do not operate to reduce or discharge the Guarantors' obligations under the Credit Agreement or the other Basic Documents. The Guarantors acknowledge and agree that the Guarantors have no claims, counterclaims, offsets, credits or defenses to the Basic Documents and the performance of the Guarantors' obligations thereunder, or if Guarantors did have any such claims, counterclaims, offsets, credits or defenses to the Basic Documents or any transaction related to the Basic Documents, the same are hereby waived, relinquished and released in consideration of the Banks' execution and delivery of this Agreement.

         8. No Other Changes. Except as expressly modified and amended in this Agreement, all of the terms, provisions and conditions of the Basic Documents shall remain unchanged.

         9. Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

         10. ENTIRETY. THIS AGREEMENT, THE CREDIT AGREEMENT AND THE OTHER BASIC DOCUMENTS EMBODY THE ENTIRE AGREEMENT BETWEEN THE PARTIES AND SUPERSEDE ALL PRIOR AGREEMENTS AND UNDERSTANDINGS, IF ANY, RELATING TO THE SUBJECT MATTER HEREOF. THESE BASIC DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

                  [Remainder of Page Intentionally Left Blank]

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


                                       COMPANY


ATTEST:                                     LADD FURNITURE, INC.


By:____________________             By:_____________________________
   Assistant Secretary                      William S. Creekmuir
                                            Executive Vice President and
                                            Chief Financial Officer
   (corporate seal)




                                       GUARANTORS


ATTEST:                                     PENNSYLVANIA HOUSE, INC.


By:_____________________            By:________________________________
    Assistant Secretary                     William S. Creekmuir
                                            Vice President
   (corporate seal)




ATTEST:                                CLAYTON-MARCUS COMPANY, INC.


By:____________________             By:________________________________
   Assistant Secretary                      William S. Creekmuir
                                            Vice President
   (corporate seal)




ATTEST:                                LADD CONTRACT SALES CORPORATION


By:_____________________            By:_______________________________
    Assistant Secretary                     William S. Creekmuir
                                            Vice President
    (corporate seal)

ATTEST:                               BARCLAY FURNITURE CO.


By:______________________           By:________________________________
     Assistant Secretary                    William S. Creekmuir
                                            Vice President
     (corporate seal)




ATTEST:                               AMERICAN FURNITURE COMPANY,
                                      INCORPORATED


By:_____________________        By:________________________________
    Assistant Secretary                     William S. Creekmuir
                                            Vice President
    (corporate seal)




ATTEST:                              PILLIOD FURNITURE, INC.


By:_____________________            By:________________________________
    Assistant Secretary                     William S. Creekmuir
                                            Vice President
    (corporate seal)




ATTEST:                              LEA INDUSTRIES, INC.
                                     (a North Carolina corporation)


By:_____________________            By:________________________________
    Assistant Secretary                     William S. Creekmuir
                                            Vice President
    (corporate seal)

                                    BANKS

                                    NATIONSBANK, N.A. f/k/a
                                    NATIONSBANK, N.A. (CAROLINAS) f/k/a
                                    NATIONSBANK OF NORTH CAROLINA, N.A.
                                    as Agent and as a Bank

                                    By:_____________________________
                                             Richard G. Parkhurst, Jr.
                                             Vice President


                                    CIBC INC.

                                    By:_____________________________
                                    Name:___________________________
                                    Title:__________________________


                                    CREDITANSTALT CORPORATE FINANCE,
                                    INC.

                                    By:_____________________________
                                    Name:___________________________
                                    Title:__________________________


                                    WACHOVIA BANK OF NORTH CAROLINA,
                                    N.A.

                                    By:_____________________________
                                    Name:___________________________
                                    Title:__________________________


                                    ABN AMRO BANK N.A.

                                    By:_____________________________
                                    Name:___________________________
                                    Title:__________________________


                                    BRANCH BANK AND TRUST COMPANY

                                    By:_____________________________
                                    Name:___________________________
                                    Title:__________________________


                                    COMMONWEALTH BANK, a division of
                                    MERIDIAN BANK

                                    By:_____________________________
                                    Name:___________________________
                                    Title:__________________________

                                    FIRST UNION NATIONAL BANK OF NORTH
                                    CAROLINA

                                    By:_____________________________
                                    Name:___________________________
                                    Title:__________________________


                                    PNC BANK, NATIONAL ASSOCIATION

                                    By:_____________________________
                                    Name:___________________________
                                    Title:__________________________


                                    NBD BANK f/k/a NBD BANK, N.A.

                                    By:_____________________________
                                    Name:___________________________
                                    Title:__________________________